QUARTERLY REPORT
December 31, 2008

FMI
Focus Fund

A NO-LOAD
MUTUAL FUND

FMI Focus Fund

Ted D. Kellner, CFA
President
January 22, 2009

Dear Fellow Shareholders:

Little that we detailed in our Shareholder Letter dated October 28 has changed, with regard to the economy, markets and our outlook.  The market, as measured by the Standard & Poor’s 500 Index, reached an interim low of 741 on November 21, and then rallied through year end by approximately 22%.  As of this writing, the market is again retreating, primarily related to additional negative news in the financial sector.  Today, Americans are setting aside just 42% of their investment money for stocks, according to the American Association For Individual Investors, while, at the same time, 44% is allocated to cash – the lowest and highest percentages ever recorded.  In addition to the financials alluded to above, investors are greeted almost daily with a barrage of negative news commentary, including corporate closings, increased layoffs, consumer confidence reaching record lows, retailers experiencing their worst same store sales decline since 1969, plunging auto sales, increasing bankruptcies, and most recently, declines in their most significant asset – their primary residence (down almost 20% in calendar 2008).  No wonder investors are, at best, bewildered or confused, and at worst, from an investment perspective, utterly depressed.  There are few positives in today’s investment landscape, and that, in and of itself, may be the positive.

As Rick and Glenn detail in their shareholder letter, their conviction and enthusiasm for equities in general, over the long term, remains positive.  In fact, as prices decline, their level of conviction and outlook for prospective rates of return increases.  Since 1900, the market has experienced six major panic sell-offs, wherein the Standard & Poor’s 500 Index was down between 40-50%.  One of those was The Great Depression, wherein the market continued down further.  Today, that’s the one everyone seems to be focusing upon.  But the other five all experienced, within 18 months, a recovery in the S&P 500, of greater than 75%.

In my 40+ years of investing, I’ve learned that market bottoms are impossible to call, but buying well-researched, strong investment franchises has proven rewarding – particularly when coupled with attractive prices.  In that regard, stock valuations have become quite attractive.  They are in the second or third decile (on a scale from 1 to 10, with 1 being cheapest, and 10 being most expensive), by our valuation measures.  Therefore, while the short term has clearly been painful (particularly so in 2008), we feel strongly that the foundation is being laid for excellent investment returns in the next several years.

We are very pleased, also, that the FMI Focus Fund team continues to be recognized for their work on the FMI Focus Fund, by having received Morningstar’s overall rating as of 12/31/2008 of Four Stars in the Small Blend category since inception, and for both the 3- and 10-year periods and a rating of Three Stars for the 5-year period.

As always, we thank you very much for your continued support of, and investment in the FMI Focus Fund.

Sincerely,

Ted D. Kellner, CFA
President

100 E. Wisconsin Ave., Suite 2200 • Milwaukee, WI  53202 • 414-226-4555
www.fmifunds.com

Richard E. Lane	Glenn W. Primack
Portfolio Manager	Portfolio Manager

January 15, 2009

Dear Fellow Shareholders:

Small Solace
The FMI Focus Fund declined by 23.77% for the December quarter compared to -27.45% for the Russell 2000 Growth Index and -26.12% for the Russell 2000 Index.  For calendar 2008, the FMI Focus Fund was down 30.47% against 38.54% and 33.79% for the Russell 2000 Growth and Russell 2000, respectively.  The S&P 500 was down 37.00% and the average mutual fund fell about 38%.

Similar to the 2002 bear market, we held up much better than our benchmarks, but given the severity of the current one, perhaps a Pyrrhic victory.  I think we were poised for stronger relative performance given our very defensive posture going into the October maelstrom, but we couldn’t resist, what we thought at the time, were compelling stock prices.  Alas, the two-standard-deviation experience that usually represents a great bottom/buying opportunity chunked down again into perhaps a three-standard-deviation decline.

As long-time shareholders know, the management team members at Broadview Advisors have a significant amount of their capital invested in the Fund and we can assure you this has been a painful year for all of us.  Yet, the experience hasn’t diminished our conviction or our enthusiasm for equities in general (well, OK, maybe a little) and our investment philosophy and process specifically.

THE VALUE OF A $10,000 INVESTMENT IN THE FMI FOCUS FUND FROM
ITS INCEPTION (12/16/96) TO 12/31/08 AS COMPARED TO THE
RUSSELL 2000 AND THE RUSSELL 2000 GROWTH

FMI Focus Fund
$48,177

Russell 2000(1)
$16,621

Russell 2000 Growth(2)
$10,789

Results From Fund Inception (12/16/96) Through 12/31/08
			Annualized Total	Annualized Total	Annualized Total Return*
	Total Return*	Total Return* For the	Return* For the 5	Return* For the 10	Through 12/31/08 From
	Last 3 Months	Year Ended 12/31/08	Years Ended 12/31/08	Years Ended 12/31/08	Fund Inception 12/16/96
FMI Focus Fund	-23.77%	-30.47%	-1.86%	7.42%	13.95%
Russell 2000	-26.12%	-33.79%	-0.93%	3.02%	4.31%
Russell 2000 Growth	-27.45%	-38.54%	-2.35%	-0.76%	0.63%

(1)	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index which comprises the 3,000 largest U.S. companies based on total market capitalization.
(2)	The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
*
Total return includes change in share prices and in each case includes reinvestments of any dividends, interest and capital gain distributions.  Performance data quoted represents past performance; past performance does not guarantee future results.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com.  The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Equities have outperformed other asset classes over long time periods, as has our special situations approach to investing in well managed, strategically well positioned companies, on an opportunistic basis.  Buying companies on an opportunistic basis generally means when the stock price is under pressure.  This pressure may be company specific, for instance, a short-term earnings miss or perhaps a cyclical downturn.  Alternatively, stress can emanate from a general bear market affecting all stocks.  The latter is clearly in play now and is creating many “opportunities.”

As such, we continued to deploy cash reserves during the fourth quarter, as we did during the third.  We acquired some great franchises, companies like PartnerRe, Rockwell Automation and Kohl’s Corp.  These are blue chip investments which, at the time, were on the bargain table.  Subsequent to these purchases, the “sale prices” came down some more.  We could have obtained yet better bargains had we waited even longer, but bottoms are impossible to call, so we are averaging in over several quarters.  We do believe these prices will prove excellent entries looking back two to three years from now, even if they decline another 5% to 10% first.  We have several more “bullets” left to shoot.  The way 2009 is starting out, we may need them!

As we discuss below, the economy is a mess, but stocks reflect that.  Buying when the world looks awful is always difficult.  “Wall Street is the only place where, when they put merchandise on sale, the customers flee the store.”  As the Oracle of Omaha, Warren Buffett, also recently advised “be greedy when others are fearful and fearful when others are greedy.”  I have been an investor for nearly 30 years and I am more convinced than ever that only contrarians can achieve strong investment results.

The current financial panic is as bad as anything I have ever experienced, but unlike the Great Depression, when misguided economic policy exacerbated the business cycle, the Federal Reserve has swung into aggressive action.  While we don’t agree with some of the policy and worry about the long-term consequences of government intrusion into the markets, we will likely make it through, not unlike every financial panic before this (our previous shareholder letter has an excellent piece on this by Steve Leuthold and can be found at www.fmifunds.com).  Having said that, we certainly feel investors need to focus on strong balance sheets and avoid too much cyclical exposure in the event the current recession lingers longer than the postwar average of nine to fourteen months.  Admittedly, this now appears likely.

Financial Freeze
As we enter the New Year, the seizing up of the financial markets has not been resolved. The twenty years of debt growing faster than the underlying economy notwithstanding, Lehman Brothers’ bankruptcy last fall set in motion the immediate events of today. Initially, the fallout appeared contained to the overbuilt residential construction market and the over-financed mortgage market.  Now, with the financial markets still effectively closed, other bank lending categories are starting to fray, in particular, Commercial Real Estate and Commercial & Industrial Loans (C&I). So what looked like a credit cycle largely confined to the residential markets will spread and we will likely have to endure a full fledged credit cycle.

Banks are indeed vulnerable, though the TARP program should mitigate what otherwise could have been a very bad situation. Banks have and we believe will continue to lend, but our economy became overly dependent on alternative forms of credit, largely Wall Street securitizations.  This avenue is closed for now and the traditional channels can’t fully compensate.  The resulting financing shortage is further constricting economic activity.

Credit is the lifeblood of commerce.  Until this is solved, our economy will remain sluggish. The adjustment consumers are making to their overleveraged balance sheets and lack of home equity withdrawals will also contribute to a tepid economy.  What is popularly referred to as the paradox of thrift, what is good for the individual is bad for the economy as a whole, seems to be playing out. Households save more and spend less, necessary at the individual level, but harmful system-wide.  Our economy may well have to endure several more years of deleveraging.  Indeed, any political solution designed to shorten or truncate this process will simply make matters worse in the long run. Better to more fully resolve our economic shortcomings now so we can build the next economic cycle on solid footings.

There is some good news though! Oil prices have declined from $150 per barrel to around $40 while 30 year fixed rate mortgage rates are poised to fall below 5%!  For the 92% of Americans gainfully employed, these benefits are significant and constitute seeds of recovery.  Soon, tax rebates will contribute as well.  While we don’t expect the typical robust post recession cyclical pickup, given the deeper structural issues discussed above, we do feel that a year from now a modest recovery will reveal itself.  Remember, equities lead the economy by six to nine months.  This means investors should be accumulating on weakness and positioning their portfolios for better times, as difficult as this may be, psychologically.  Again, we refer readers to our third-quarter shareholder letter where Steve Leuthold walks through the historical timing aspects of recessions and bear markets, hopefully a confidence inspiring exercise.  In the meantime, our long-term mantra remains the same: Hang in there!  Equity returns may be somewhat muted but are likely to still beat other asset classes over the long term. We will conclude with a brief review of one of our largest positions: PartnerRe.

PartnerRe
We have profiled PartnerRe in past shareholder letters, but recent events have given good reason to revisit the company.  PartnerRe is a worldwide provider of property casualty reinsurance.  Its clients are primary insurance companies desirous of “laying off” some of their own risks.  CEO Pat Thiele is a terrific manager, conservative on risk taking as well as reserving.  Pat has also been a good allocator of capital.  PartnerRe’s capital strength, clean investment portfolio and strong and reliable reputation put it in the cat-bird seat to take advantage of an incipient upturn in reinsurance pricing. This is at a time when the company’s competitors, particularly industry giants Munich Re and Swiss Re, are wounded from bad investments.

Now, a little bit of history.  PartnerRe’s earnings have been “stuck in a high plateau,” between eight and ten dollars per share, over the past few years.  Following a nice run in the stock last year with no likely catalyst to drive earnings through this high plateau, we sold most of the stock, some as high as the low-eighties.  Apparently, others felt the same way as subsequently the stock feel all the way to the mid-fifties (this past October), well below book value.

The price decline alone would have been sufficient reason to revisit the company.  Amazingly, concomitant with the price decline, the “story” of a new, positive pricing cycle came into view; one that we believe could ultimately propel the earnings through the current $8 to $10 per share range. It is worth mentioning that the company doesn’t discount its reserves and the reserves themselves are considered to be very conservative. Both these factors conservatively add up to $10 per share not captured in the company’s roughly $62 2008 year-end estimated tangible book value.

Thiele runs a very balanced book between short tail and long business geographically spread across the Americas, Europe, and Asia/Pac.  Catastrophe (i.e. higher risks like hurricanes) represents just 14% of business.  One important note to readers is that we prefer to buy the stock in the low to mid-sixties. We are in a very volatile market and this stock can be a thin trader. Patience is required!

Another example of the company’s conservative accounting is the discounting of reserves.  Insurance companies have many long-term claims which may not be paid for years, “float” in Warren Buffett’s parlance. Some companies discount those liabilities, but PartnerRe does not. This effectively overstates the liability on Partner’s balance sheet because the company will earn years of interest in some cases before paying out the claim.

Thank you, FMI Shareholders, for “hanging in there!”  The economy and financial markets will stabilize and improve at some point.  Recoveries are hard to time, but often are very powerful!  Please don’t hesitate to contact us at 1-800-811-5311.

Sincerely,

Richard E. Lane, CFA	Glenn W. Primack
Portfolio Manager	Portfolio Manager

FMI Focus Fund
SCHEDULE OF INVESTMENTS
December 31, 2008 (Unaudited)

Shares		Value (b)
LONG-TERM INVESTMENTS — 94.2% (a)
COMMON STOCKS — 92.2% (a)
COMMERCIAL SERVICES SECTOR — 7.1%
	Miscellaneous Commercial Services — 1.7%
257,800	Cintas Corp.	$5,988,694
	Personnel Services — 5.4%
733,500	AMN Healthcare Services, Inc.	6,205,410
200,700	Manpower Inc.	6,821,793
783,400	MPS Group, Inc.	5,899,002
		18,926,205
CONSUMER DURABLES SECTOR — 1.1%
	Recreational Products — 1.1%
427,000	Brunswick Corp.	1,797,670
331,000	Winnebago Industries, Inc.	1,995,930
		3,793,600
CONSUMER NON-DURABLES SECTOR — 2.3%
	Apparel/Footwear — 1.6%
363,100	Liz Claiborne, Inc.	944,060
446,383	Volcom, Inc.	4,865,575
		5,809,635
	Household/Personal Care — 0.7%
456,300	Bare Escentuals, Inc.	2,386,449
CONSUMER SERVICES SECTOR — 0.6%
	Hotels/Resorts/Cruiselines — 0.6%
147,700	Royal Caribbean Cruises Ltd.	2,030,875
DISTRIBUTION SERVICES SECTOR — 8.2%
	Electronics Distributors — 5.1%
493,292	Arrow Electronics, Inc.	9,293,621
207,200	Ingram Micro Inc.	2,774,408
308,854	ScanSource, Inc.	5,951,617
		18,019,646
	Food Distributors — 0.7%
138,500	United Natural Foods, Inc.	2,468,070
	Wholesale Distributors — 2.4%
205,400	Beacon Roofing Supply, Inc.	2,850,952
527,400	Interline Brands, Inc.	5,606,262
		8,457,214
ELECTRONIC TECHNOLOGY SECTOR — 9.5%
	Aerospace & Defense — 0.3%
150,000	Hexcel Corp.	1,108,500
	Computer Peripherals — 2.5%
381,600	NetApp, Inc.	5,330,952
161,696	Zebra Technologies Corp.	3,275,961
		8,606,913
	Electronic Equipment/Instruments — 1.1%
122,700	Rockwell Automation, Inc.	3,955,848
	Electronic Production Equipment — 1.5%
360,300	MKS Instruments, Inc.	5,328,837
	Semiconductors — 4.1%
852,100	Altera Corp.	14,238,591
FINANCE SECTOR — 17.2%
	Finance/Rental/Leasing — 2.2%
445,300	Rent-A-Center, Inc.	7,859,545
	Insurance Brokers/Services — 2.0%
270,000	Arthur J. Gallagher & Co.	6,995,700
	Life/Health Insurance — 2.2%
234,300	Genworth Financial Inc.	663,069
160,897	Reinsurance Group
	of America, Inc.	6,889,610
		7,552,679
	Multi-Line Insurance — 4.1%
203,983	PartnerRe Ltd.	14,537,868
	Property/Casualty Insurance — 1.6%
469,180	Old Republic International Corp.	5,592,626
	Regional Banks — 4.8%
603,157	Associated Banc-Corp	12,624,076
41,298	FirstMerit Corp.	850,326
160,400	TCF Financial Corp.	2,191,064
53,694	Zions Bancorporation	1,316,040
		16,981,506
	Specialty Insurance — 0.3%
295,800	MGIC Investment Corp.	1,029,384
HEALTH SERVICES SECTOR — 1.8%
	Medical/Nursing Services — 1.8%
310,000	VCA Antech, Inc.	6,162,800

FMI Focus Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2008 (Unaudited)

Shares		Value (b)
LONG-TERM INVESTMENTS — 94.2% (a) (Continued)
COMMON STOCKS — 92.2% (a) (Continued)
HEALTH TECHNOLOGY SECTOR — 4.1%
	Biotechnology — 2.0%
266,700	Charles River Laboratories
	International, Inc.	$6,987,540
	Medical Specialties — 2.1%
100,000	Beckman Coulter, Inc.	4,394,000
117,300	Hologic, Inc.	1,533,111
70,000	Wright Medical Group, Inc.	1,430,100
		7,357,211
INDUSTRIAL SERVICES SECTOR — 3.7%
	Contract Drilling — 0.4%
87,600	Rowan Companies, Inc.	1,392,840
	Environmental Services — 0.4%
52,200	Republic Services, Inc.	1,294,038
	Oil & Gas Pipelines — 1.0%
77,000	Kinder Morgan
	Energy Partners, L.P.	3,522,750
	Oilfield Services/Equipment — 1.9%
321,700	Dresser-Rand Group, Inc.	5,549,325
61,931	Exterran Holdings Inc.	1,319,130
		6,868,455
PROCESS INDUSTRIES SECTOR — 8.4%
	Chemicals: Major Diversified — 0.5%
151,200	Celanese Corp.	1,879,416
	Chemicals: Specialty — 3.0%
309,581	Cytec Industries Inc.	6,569,309
368,600	Rockwood Holdings Inc.	3,980,880
		10,550,189
	Containers/Packaging — 4.9%
108,400	Bemis Company, Inc.	2,566,912
420,200	Packaging Corp of America	5,655,892
211,500	Pactiv Corp.	5,262,120
251,500	Sealed Air Corp.	3,757,410
		17,242,334
PRODUCER MANUFACTURING SECTOR — 9.2%
	Electrical Products — 3.0%
70,000	Molex Inc.	1,014,300
722,995	Molex Inc. Cl A	9,362,785
		10,377,085
	Industrial Machinery — 4.7%
147,501	Kadant Inc.	1,988,313
659,600	Kennametal Inc.	14,636,524
		16,624,837
	Miscellaneous Manufacturing — 1.5%
226,900	Brady Corp.	5,434,255
RETAIL TRADE SECTOR — 9.3%
	Apparel/Footwear Retail — 1.2%
258,916	Nordstrom, Inc.	3,446,172
107,600	Zumiez Inc.	801,620
		4,247,792
	Department Stores — 4.1%
400,700	Kohl’s Corp.	14,505,340
	Discount Stores — 2.2%
297,000	Family Dollar Stores, Inc.	7,742,790
	Specialty Stores — 1.8%
267,600	PetSmart, Inc.	4,937,220
139,000	Ulta Salon, Cosmetics
	& Fragrance, Inc.	1,150,920
		6,088,140
TECHNOLOGY SERVICES SECTOR — 6.6%
	Data Processing Services — 0.9%
83,200	Fiserv, Inc.	3,025,984
	Information Technology Services — 2.8%
172,300	Citrix Systems, Inc.	4,061,111
1,312,000	Sapient Corp.	5,825,280
		9,886,391
	Internet Software/Services — 1.8%
609,200	Omniture, Inc.	6,481,888
	Packaged Software — 1.1%
295,400	Parametric Technology Corp.	3,736,810
TRANSPORTATION SECTOR — 3.1%
	Air Freight/Couriers — 1.2%
304,500	UTI Worldwide, Inc.	4,366,530
	Trucking — 1.9%
376,600	Werner Enterprises, Inc.	6,530,244
	Total common stocks	323,974,044

FMI Focus Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2008 (Unaudited)

Shares or
Principal
Amount		Value (b)
LONG-TERM INVESTMENTS — 94.2% (a) (Continued)
MUTUAL FUNDS — 2.0% (a)
247,300	SPDR KBW
	Regional Banking ETF	$7,211,268
	Total long-term investments	331,185,312
SHORT-TERM INVESTMENTS — 3.4% (a)
	U.S. Treasury Securities — 1.4%
$5,000,000	U.S. Treasury Bills,
	0.02%, due 6/04/09	4,997,997
	Variable Rate Demand Notes — 2.0%
6,657,001	U.S. Bank, N.A., 0.00%	6,657,001
133,000	Wisconsin Corporate Central
	Credit Union, 0.12%	133,000
	Total variable rate demand notes	6,790,001
	Total short-term investments	11,787,998
	Total investments — 97.6%	342,973,310
	Cash and receivables, less
	liabilities — 2.4% (a)	8,400,634
	TOTAL NET ASSETS — 100.0%	$351,373,944
	Net Asset Value Per Share
	($0.0001 par value, 100,000,000
	shares authorized), offering
	and redemption price
	($351,373,944 ÷ 21,000,343
	shares outstanding)	$16.73

(a)	Percentages for the various classifications relate to total net assets.
(b)
Each security, including the liability for securities sold short, but excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded.  Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price.  Securities which are traded over-the-counter are valued at the latest bid price. Securities sold short which are listed on a national securities exchange or the Nasdaq Markets but which were not traded on the valuation date are valued at the most recent ask price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value.

ETF – Exchange Traded Fund
L.P. – Limited Partnership

FMI Focus Fund
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202
www.fmifunds.com
414-226-4555

BOARD OF DIRECTORS
BARRY K. ALLEN
ROBERT C. ARZBAECHER
PATRICK J. ENGLISH
GORDON H. GUNNLAUGSSON
TED D. KELLNER
RICHARD E. LANE
PAUL S. SHAIN

INVESTMENT ADVISER
AND ADMINISTRATOR
FIDUCIARY MANAGEMENT, INC.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202

PORTFOLIO MANAGER
BROADVIEW ADVISORS, LLC
100 East Wisconsin Avenue, Suite 2250
Milwaukee, Wisconsin  53202

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202
800-811-5311 or 414-765-4124

CUSTODIAN
U.S. BANK, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
PRICEWATERHOUSECOOPERS LLP
100 East Wisconsin Avenue
Suite 1800
Milwaukee, Wisconsin  53202

LEGAL COUNSEL
FOLEY & LARDNER LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Focus Fund unless accompanied or preceded by the Fund’s current prospectus.